UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

DIVERSIFIED FINANCIAL RESOURCES, CORP. (Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies: Common Stock, $.001 par value; Convertible Preferred Stock, $.001 par value.
(2)
Aggregate number of securities to which transaction applies:
402,866,323 voting shares of Common Stock, 13,150 voting shares of Convertible Series A Preferred Stock, representing 1,315,000 voting securities and 12,100,000 voting shares of Non-Convertible Series B Preferred Stock, representing 6,050,000,000 voting securities.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

DIVERSIFIED FINANCIAL RESOURCES, CORP.
Fu Xi Technology & Industry Park, Nan Feng County
Jiang Xi Province, P. R. China

July 3, 2006

Dear Shareholder:

The enclosed information statement is being furnished to the shareholders of record on June 30, 2006, of Diversified Financial Resources Corp. (“DVFN” or the “Company”), a Nevada corporation, in connection with a proposal to amend the Company’s Articles of Incorporation to change the name of the corporation from Diversified Financial Resources Corp. to China Fruits Corportion, which was approved by action by written consent without a meeting of a majority of all shareholders entitled to vote on the record date (the “Name Change Proposal”).

WE ARE NOT ASKING FOR A PROXY AND
SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

Our board of directors has fully reviewed and unanimously approved the Name Change Proposal.

Holders of 375,000,000 voting shares of Common Stock, 13,150 voting shares of Convertible Series A Preferred Stock (representing 1,315,000 voting securities) and 12,100,000 voting shares of Non-Convertible Series B Preferred Stock (representing 6,050,000,000 voting securities) the total of which represents approximately 99% of our shares entitled to vote on this matter, have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.

By Order of the Board of Directors,

/s/ Chen, Quan Long
Chen, Quan Long
Chairman & Chief Executive Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C PROMULGATED THERETO

DIVERSIFIED FINANCIAL RESOURCES, CORP.
Contents

Introduction		3

Item 1.	Information Required by Items of Schedule 14C	5
A.	No Time, Place or Date for Meeting of Shareholders	5
B.	Dissenters' Rights	5
C.	Voting Securities and Principal Holders Thereof	5
D.	Amendment of Charter - Name Change Proposal	7
	Reasons and Benefits of the Transaction	7
E.	Federal Tax Consequences	7
Item 2.	Statements that Proxies are not Solicited	7
Item 3.	Interest of Certain Persons	7
Item 4.	Other and General Information	7
Item 5.	Documents Incorporated By Reference	8
Signatures		9
Exhibit 10	Plan of Exchange	10

INTRODUCTION

The majority shareholders of this 1934 Act registrant, Diversified Financial Resources Corp., have taken an action by majority shareholders consent without a meeting (hereinafter, “Majority Shareholder Action”) pursuant to NRS 78.320, to change the name of the Company to China Fruits Corporation. This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant to Rule 14c-2 thereunder.

Pursuant to and at the closing of a Plan of Exchange dated April 1, 2006 (the "Agreement"), among the Company, Tai Na, the shareholders of Tai Na (the "Tai Na Shareholders") and the Majority Shareholder of the Company (the “Majority Shareholder”), the Majority Shareholder of the Company delivered 13,150 convertible Series A preferred shares and 12,100,000 non-convertible Series B preferred shares of the Company to the Tai Na Shareholders in exchange for total payments of $500,000 in cash, less related expenses. The Company also issued to the Tai Na Shareholders an amount equal to 375,000,000 new investment shares of common stock of the Company pursuant to Regulation S under the Securities Act of 1933, as amended, in exchange for all of their shares of registered capital of Tai Na, which will then become a wholly-owned subsidiary of the Company. In connection with the Agreement, Tai Na and/or the Tai Na Shareholders have agreed, pursuant to a trust arrangement established under Chinese law, to transfer all of the 375,000,000 shares of common stock to be issued to them as a result of the closing, on a pro rata basis and in a Regulation S offering, to approximately 3,000 shareholders of Huang Jia Nan Feng Mi Ji Ke Ji Gu Fen You Xian Gong Si ("Nan Feng Orange"), the Chinese company that owns the leasehold interest (and certain improvements) over Tai Na. Tai Na's principal business is the production and sale of orange juice and juice beverages. Its principal address is Fu Xi Technology & Industry Park, Nan Feng County, Jiang Xi Province, P. R. China. According to Chinese counsel, this transaction structure is legally permissible under Chinese law for consummation of this transaction with Nan Feng Orange.

As a result of the transactions consummated at the closing, shares representing approximately 99% of the Company’s post-issuance outstanding shares of common stock will be issued to the Nan Feng Orange shareholders, and all of the registered capital of Tai Na will be acquired by the Company. Upon completion of the physical exchange of the shares certificates, Tai Na will become a wholly-owned subsidiary of the Company. The “closing date” as referred to herein means May 31, 2006. An executed copy of the Agreement is attached hereto as Exhibit 10.

THE TRANSFER OF THE 13,150 CONVERTIBLE SERIES A PREFERRED SHARES AND 12,100,000 NON-CONVERTIBLE SERIES B PREFERRED SHARES OF THE COMPANY AND THE ISSUANCE OF 375,000,000 NEW INVESTMENT COMMON SHARES OF THE COMPANY TO TAI NA AND/OR THE TAI NA SHAREHOLDERS PURSUANT TO THE AGREEMENT WILL RESULT IN A CHANGE IN CONTROL OF THE VOTING SECURITIES OF THE COMPANY. THE CHANGE IN THE COMPOSITION OF THE BOARD OF DIRECTORS CONTEMPLATED IN A RECENT FILING OF A PRELIMINARY INFORMATION STATEMENT ON SCHEDULE 14F-1 BY THE COMPANY WILL RESULT IN A CHANGE IN CONTROL OF THE BOARD OF DIRECTORS OF THE COMPANY. AS A RESULT, TAI NA AND/OR THE TAI NA SHAREHOLDERS WILL CONTROL THE BOARD OF DIRECTORS OF THE COMPANY.

THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT WERE NOT CONDITIONED ON THE ADOPTION OF THE NAME CHANGE PROPOSAL, AND THE NAME CHANGE PROPOSAL IS BEING UNDERTAKEN BY THE BOARD OF DIRECTORS WITH THE APPROVAL OF THE CONTROLLING SHAREHOLDERS OF THE COMPANY ONLY AFTER THE CLOSING UNDER THE AGREEMENT HAS TAKEN PLACE.

We are a Nevada corporation. We are a fully-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB).
Information about us can be found in our December 31, 2005 Annual Report on Form 10-KSB and our March 31, 2006 Quarterly Report on Form 10QSB, which have been filed with the Commission. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as from the offices of the SEC. You can also read and copy any materials that we file with the SEC at the Commission’s Public Reference Room, located at 100 F Street, N.W., Washington, D.C. 20549.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14C

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of all shareholders entitled to vote. This Information Statement is first being mailed on or about July 17, 2006 to the holders of Common Stock as of the Record Date on June 30, 2006.

B. DISSENTERS' RIGHTS.

Under Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

The Name Change Proposal was approved by the action of a majority of all shareholders entitled to vote on the record date. The Majority Shareholder Action was held pursuant to NRS 78.320. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was approximately 99% of all shares issued and outstanding. The proposal is not effective before, (i) completion of this Section 14(c) compliance; and (ii) the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

ON JUNE 30, 2006, THE RECORD DATE, THERE WERE ISSUED AND OUTSTANDING SHARES ENTITLED TO CAST 6,454,181,323 VOTES ON THE NAME CHANGE PROPOSAL, CONSISTING OF 402,866,323 SHARES OF COMMON STOCK, 13,150 VOTING SHARES OF CONVERTIBLE SERIES A PREFERRED STOCK AND 12,100,000 VOTING SHARES OF NON-CONVERTIBLE SERIES B PREFERRED STOCK. THE COMPANY AUTHORIZED A 1:12.5 REVERSE STOCK SPLIT EFFECTIVE AS OF JULY 10, 2006, AND THE SHARE FIGURES PREVIOUSLY MENTIONED DID NOT TAKE INTO ACCOUNT THAT REVERSE STOCK SPLIT. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS. EACH SHARE OF CONVERTIBLE SERIES A PREFERRED STOCK ENTITLES THE HOLDER TO CONVERT INTO ONE-HUNDRED (100) SHARES OF COMMON STOCK, AND EACH SHARE VOTES TOGETHER WITH THE COMMON STOCK ON ALL MATTERS PRESENTED FOR A VOTE ON AN AS CONVERTED BASIS. EACH SHARE OF NON-CONVERTIBLE SERIES B PREFERRED STOCK ENTITLES THE HOLDER TO HAVE FIVE HUNDRED (500) VOTES FOR EACH SHARE HELD, AND EACH SHARE VOTES TOGETHER WITH THE COMMON STOCK ON ALL MATTERS PRESENTED FOR A VOTE ON AN AS CONVERTED BASIS. VOTING RIGHTS ARE NOT SUBJECT TO ADJUSTMENT FOR STOCK SPLITS THAT INCREASE OR DECREASE THE COMMON SHARES OUTSTANDING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The outstanding shares of common stock, shares of Convertible Series A Preferred Stock and shares of Non-Convertible Series B Preferred Stock are the only classes of equity securities of the Company currently issued and outstanding.

The following table sets forth, as of June 30, 2006, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF JUNE 30, 2006

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)
Common Stock	Zhu, Guo Feng Xian Gui Ling, 18 Xinjian Rd, Qincheng Town, Nen Feng County, Jiangxi Province, P. R. China 344500	225,000,000(2)	59.5%
Common Stock	Liu, Guo Hua 1 Chengqiang Rd, Qincheng Town, Nen Feng County, Jiangxi Province, P. R. China 344500	150,000,000(3)	39.7%
Common Stock	All directors and executive officers as a group (three persons)	0	0%

(1)	Unless stated otherwise, the business address for each person named is c/o Diversified Financial Resources Corp.

(2)	Of which 223,524,875 shares will be transferred to the shareholders of Nan Feng Orange pursuant to the trust agreement signed by Ms. Zhu and Nan Feng Orange Shareholders.

(3)	The 150,000,000 will be transferred to the shareholders of Nan Feng Orange pursuant to the trust agreement signed by Mr. Liu and Nan Feng Orange Shareholders.

The following table sets forth, as of June 30, 2006, certain information with respect to the Convertible Series A Preferred Stock and Non-convertible Series B Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Convertible Preferred Stock; and (iii) all Directors, nominees and executive officers as a group:

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class(2)
Convertible Series A Preferred Stock	Chen, Quan Long	13,150	100%
Convertible Series A Preferred Stock	All directors and executive officers as a group (three persons)	13,150	100%

Non-convertible Series B Preferred Stock	Chen, Quan Long	12,100,000	100%
Non-convertible Series B Preferred Stock	All directors and executive officers as a group (three persons)	12,100,000	100%

(1)	Unless stated otherwise, the business address for each person named is c/o Diversified Financial Resources Corp.

D. AMENDMENT OF CHARTER - NAME CHANGE PROPOSAL.

    The proposal to amend the corporate charter to change the name of the corporation to China Fruits Corporation, was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than August 7, 2006.

    REASONS FOR AMENDMENT. The Company closed and consummated the transactions contemplated by a Plan of Exchange with Tai Na pursuant to which it has acquired Tai Na in a two-step transaction authorized pursuant to NRS 92A.120. As a result, Tai Na has become a subsidiary of the Company. Accordingly, the Company desires to change its name to something that reflects its new business as a holding company for the Tai Na subsidiary.

E. FEDERAL TAX CONSEQUENCES.

    There are no tax consequences for the Name Change Proposal.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE
NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

The following table sets forth, as of June 30, 2006, certain information with respect to the common stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group:

OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF JUNE 30, 2006

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class
Common Stock	Zhu, Guo Feng Xian Gui Ling, 18 Xinjian Rd, Qincheng Town, Nen Feng County, Jiangxi Province, P. R. China 344500	225,000,000(2)	59.5%
Common Stock	Liu, Guo Hua 1 Chengqiang Rd, Qincheng Town, Nen Feng County, Jiangxi Province, P. R. China 344500	150,000,000(3)	39.7%
Common Stock	All directors and executive officers as a group (three persons)	0	0%

(1)	Unless stated otherwise, the business address for each person named is c/o Diversified Financial Resources Corp.

(2)	Of which 223,524,875 shares will be transferred to the shareholders of Nan Feng Orange pursuant to the trust agreement signed by Ms. Zhu and Nan Feng Orange Shareholders.

(3)	The 150,000,000 will be transferred to the shareholders of Nan Feng Orange pursuant to the trust agreement signed by Mr. Liu and Nan Feng Orange Shareholders.

The following table sets forth, as of June 30, 2006, certain information with respect to the Convertible Series A Preferred Stock and Non-convertible Series B Preferred Stock beneficially owned by (i) each Director, nominee and executive officer of the Company; (ii) each person who owns beneficially more than 5% of the Convertible Preferred Stock; and (iii) all Directors, nominees and executive officers as a group:

Title of Class	Name & Address of Beneficial Owner(1)	Amount & Nature of Beneficial Owner	% of Class
Convertible Series A Preferred Stock	Chen, Quan Long	13,150	100%
Convertible Series A Preferred Stock	All directors and executive officers as a group (three persons)	13,150	100%

Non-convertible Series B Preferred Stock	Chen, Quan Long	12,100,000	100%
Non-convertible Series B Preferred Stock	All directors and executive officers as a group (three persons)	12,100,000	100%

(1)	Unless stated otherwise, the business address for each person named is c/o Diversified Financial Resources Corp.

ITEM 4. OTHER AND GENERAL INFORMATION.

Our Annual Report on Form 10-KSB, for the year ended December 31, 2005, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended March 31, 2006, are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 100 F Street, N.E., Washington, DC 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

(a) The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 is hereby incorporated by reference.

(b) The Company’s Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 is hereby incorporated by reference.

SIGNATURES

DIVERSIFIED FINANCIAL RESOURCES CORP.

Date: July 3, 2006	By:	/s/ Chen, Quan Long
Chen, Quan Long Chairman & Director

By the order of the Board of Directors

/s/ Chen, Quan Long
Chen, Quan Long
DIRECTOR

/s/ Zhao, Li Li
Zhao, Li Li
DIRECTOR

EXHIBIT LIST

Exhibit Number	Name

10	Plan of Exchange April 1, 2006